UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period November 1, 2010 – April 30 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMM

Putnam Managed Municipal Income Trust

Semiannual report
4|30|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country. The bonds are backed by the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

2	3

Performance snapshot

Annualized total return (%) comparison as of 4/30/11

- **The fund — at NAV**
  Putnam Managed Municipal Income Trust (NYSE ticker: PMM)
- **Fund's benchmark**
  Barclays Capital Municipal Bond Index
- **Fund's Lipper peer group average**
  High Yield Municipal Debt Funds (closed-end)

6.16
6.35
5.18
4.89
4.96
4.66
3.44
4.52
2.49
4.60
4.68
3.30
2.45
2.20
1.40
-4.46
-1.68
-5.21
LIFE OF FUND
(since 2/24/89)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Paul M. Drury, CFA

The final months of 2010 were an unusually turbulent period for the bond markets. How did that volatility affect Putnam Managed Municipal Income Trust’s performance over the first half of its fiscal year?

It was a volatile period for the fixed-income markets, especially for municipal bonds. In early November, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over the next several months in a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk taking. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market.

In addition, the media’s coverage of state budget challenges took on a more dire tone during the final months of 2010, with predictions of widespread defaults becoming increasingly common. As a result, sentiment turned sharply negative, and investors pulled money out of municipal bond holdings at a rapid pace. In the first quarter of 2011, the municipal bond market was far more stable, but there was still a significant amount of investor uncertainty surrounding a number of issues — from interest rates to the potential for tax reform.

Although the fund trailed its benchmark during this period, I am pleased to report that it did outperform the average return of its Lipper peer group for the six months ended April 30, 2011.

You mentioned the recent increase in Treasury rates. How has that affected the municipal bond market?

By way of background, when interest rates increase, the prices of existing bonds

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

generally decline as the fixed interest rates they offer become less attractive to investors. So when interest rates in the Treasury market change, the rest of the taxable fixed-income market generally moves with them.

Municipal bonds’ relation to Treasuries is a little more complex. Because municipal bonds offer tax-exempt income, their yields generally are lower than those of comparable Treasuries, whose interest is taxed as ordinary income. Over the long term, municipal bonds have offered yields between 85% and 100% of comparable Treasuries, broadly speaking. Since 2008, however, amid forced selling and some unusual supply-and-demand characteristics, yields in the municipal market have often been at 100% or more of Treasuries. That ratio continues to hover at or above the 100% threshold today for 30-year maturities. We believe that if interest rates continue to rise, municipal bonds won’t necessarily decline to the same degree as taxable bonds given the positive supply technicals in the municipal market.

What effect has recent legislation — both enacted and proposed — had on the tax-exempt bond market?

It has been a very busy period from a policy perspective. First, at the end of 2010, the popular Build America Bonds — or “BABs” — program expired. The program was authorized by the 2009 stimulus bill that allowed states and municipalities to issue bonds in the taxable market by offering an accompanying subsidy payment to the municipal issuer from the federal government. Issuers in all 50 states participated in the BABs program, and, despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

The expiration of the BABs program caused a significant spike in supply at the end of 2010. To lock in the federal subsidy BABs offered,

Credit qualities are shown as a percentage of portfolio value as of 4/30/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would bring lighter issuance, and, in fact, issuance year to date has been even lower than expected, which has helped price stability recently.

Speculation about changes to tax policy also has affected the market. Given the ongoing struggle to reduce the federal deficit, a number of proposals are now on the table. Simplification of the tax code is one possibility, with changes to a number of the existing marginal rates. In a market dominated by individual investors, the relative attractiveness of municipal bonds is driven in large part by income tax rates, and any changes to those rates could affect investors’ decisions as they reexamine their portfolios.

Investors also should be aware that there are a number of proposals under consideration in Washington, D.C., that could affect the way that municipal bonds are issued in the future. For example, one proposal suggests replacing traditional tax-exempt bonds with tax credit bonds. It is very important to note that no current proposal would affect the tax-exempt nature of currently outstanding bonds, which is to say they would be grandfathered. It is

Top ten state allocations are shown as a percentage of the fund’s portfolio value as of 4/30/11. Investments in Puerto Rico represented 2.2% of portfolio value. Holdings will vary over time. State concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of insured status and any interest accruals and may differ from the summary information above.

difficult to say how these proposals will fare as part of the overall attempts to reduce the federal deficit, but the debate could add to investor uncertainty.

How did you position the portfolio during the past six months?

Adhering to a strategy we have held for some time, we continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. We believed that lower-rated bonds generally appeared undervalued, and we held an overweight position in Baa- and Ba-rated securities relative to the fund’s benchmark and peer group. This detracted from performance relative to the benchmark, as the higher-yielding segments of the municipal bond market were among the harder hit in the downturn at the end of 2010.

From a sector perspective, our positions in airlines and industrials contributed to our performance relative to other high-yield municipal bond funds, as did our underweight position in non-rated bonds. We reduced the fund’s exposure to tobacco bonds during the reporting period, a sector which ultimately detracted from total returns.

Lastly, I should also note that we have been maintaining a modestly larger cash position than is usual. We believe that given the heightened uncertainty in the market and the potential for ongoing volatility, adopting a slightly more defensive stance is prudent. This positioning also gives us greater flexibility to purchase attractive bonds without necessarily having to sell an existing position to raise cash.

How does the fund use leverage?

Leverage generally involves borrowing funds and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing. Unlike open-end funds, closed-end funds are permitted to engage

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals, and may differ from the summary information above.

in investment leverage by issuing preferred shares. We employ this form of investment leverage, which offers opportunities for increased investment yield and also effectively amplifies common shareholders’ exposure to the effects of investment gains and losses.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Debt service for states is normally a small part of their budgets. Nonetheless, debt service payments generally are one of the first expenses states pay. For example, debt service payments in California are second only to education expenses. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011 compared with last year — and although it has been lighter than expected year to date — an uptick in issuance could put pressure on yield levels.

Moreover, there is increased uncertainty surrounding the future of tax rates. Although the Bush-era tax rates were extended in December 2010 for another two years, legislators are now discussing a tax code overhaul, and it’s unclear what future rates will be, particularly for top income earners. In addition to the uncertainty at the federal level, state budget shortfalls and pension liabilities could increase pressure to raise state income taxes. Additionally, government policymakers are showing increased interest in states’ financial conditions, which could spur more media attention and add volatility to the municipal bond market.

All in all, we anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury is a Tax Exempt Specialist at Putnam. He has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Susan McCormack and Thalia Meehan.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/11

				Lipper High Yield
			Barclays Capital	Municipal Debt
			Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	6.16%	5.72%	6.35%	5.18%

10 years	61.21	57.10	62.23	58.69
Annual average	4.89	4.62	4.96	4.66

5 years	18.40	32.14	24.72	13.41
Annual average	3.44	5.73	4.52	2.49

3 years	14.44	22.44	14.71	10.36
Annual average	4.60	6.98	4.68	3.30

1 year	2.45	1.10	2.20	1.40

6 months	–4.46	–7.57	–1.68	–5.21

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/11, there were 14, 14, 14, 13, 10, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/11

Distributions

Number	6

Income [1]	$0.264

Capital gains [2]	—

Total	$0.264

	Series A	Series C
Distributions — Preferred shares*	(245 shares)	(1,980 shares)

Income [1]	$118.07	$58.40

Capital gains [2]	—	—

Total	$118.07	$58.40

Share value	NAV	Market price

10/31/10	$7.62	$7.73

4/30/11	7.01	6.88

Current yield (end of period)

Current dividend rate [3]	7.53%	7.67%

Taxable equivalent [4]	11.58%	11.80%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* For further information on the preferred shares outstanding during the period, please refer to Note 4: Preferred shares on page 42.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.11%	5.73%

10 years	56.75	57.82
Annual average	4.60	4.67

5 years	16.92	29.27
Annual average	3.18	5.27

3 years	13.90	22.98
Annual average	4.43	7.14

1 year	2.80	3.05

6 months	–5.33	–8.18

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/11 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	FRB Floating Rate Bonds

AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds

COP Certificates of Participation	GNMA Coll. Government National Mortgage
Association Collateralized
FGIC Financial Guaranty Insurance Company
NATL National Public Finance Guarantee Corp.
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized	Radian Insd. Radian Group Insured

FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized
VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (128.5%)*	Rating**	Principal amount	Value

Alabama (1.9%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	BBB–	$1,500,000	$1,404,600

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,593,030

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	3,000,000	2,772,510

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,000,000	1,015,110

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	250,000	204,078
6s, 8/1/25	B/P	650,000	570,109

			7,559,437
Arizona (3.9%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	999,930
Ser. A, 5.85s, 3/1/28	Baa3	250,000	250,023

Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Ba2	830,000	830,166

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	1,800,000	1,697,076
7 1/4s, 12/1/19	BB–/P	1,000,000	984,310

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	425,000	433,895

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	1,801,620

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,200,000	2,385,020

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	1,950,000	2,094,164

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BB+	500,000	454,490

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	$500,000	$505,895
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	959,195

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s,
12/1/29	A	2,000,000	1,874,120

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	393,000	389,192

			15,659,096
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	840,000	815,086

			815,086
California (10.9%)
CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	500,000	405,175

CA Hlth. Fac. Fin. Auth. Rev. Bonds, AMBAC,
5.293s, 7/1/17	A2	3,400,000	3,407,276

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	1,105,000	884,497

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/8s, 6/1/30	Baa2	1,000,000	980,670

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas &
Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A3	2,500,000	2,497,575

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	A–2	2,150,000	2,125,597

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,760,651

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	5,488,100

CA State Pub. Wks. Board Rev. Bonds, Ser. I-1,
6 5/8s, 11/1/34	A2	5,595,000	5,935,680

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	3,950,000	3,318,790

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	560,000	564,402
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB	3,000,000	2,845,050

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,015,000	819,379
5s, 9/2/30	BBB–/P	245,000	208,693

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	1,022,240
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	275,000	260,876

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	500,000	474,390
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,745,000	2,293,227

M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s,
11/1/39	A	750,000	766,725

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

California cont.
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,
8/15/33	BBB–/P	$900,000	$823,680

Poway, Unified School Dist. Cmnty. Facs. Special
Tax Bonds (Dist. No. 14- Area A), 5 1/8s, 9/1/26	B+/P	850,000	712,827

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB–/P	1,245,000	1,180,472

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	250,000	240,568

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B, 6 3/8s,
9/1/30	BBB/P	2,810,000	2,810,590

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	788,073

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B+/P	1,720,000	1,330,436

			43,945,639
Colorado (2.0%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	425,000	383,227
(Christian Living Cmntys.), Ser. A, 8 1/4s, 1/1/24	BB–/P	375,000	394,928
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,045,000	1,952,771
(Total Longterm Care National), Ser. A, 6 1/4s,
11/15/40	BBB–/F	300,000	280,173
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	3,495,000	2,832,557

CO Pub. Hwy. Auth. Rev. Bonds
(E-470), Ser. C1, NATL, 5 1/2s, 9/1/24	Baa1	1,000,000	944,840
(E-470), Ser. C, 5 3/8s, 9/1/26	Baa2	500,000	456,290

Denver, City & Cnty. Special Fac. Arpt. Rev.
Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B	325,000	269,552

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	682,620

			8,196,958
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	650,000	595,992

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	1,050,000	1,066,748

			1,662,740
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	500,000	491,025
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,240,653

			2,731,678
District of Columbia (1.1%)
DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	2,500,000	2,480,150

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	BB–/F	17,500,000	610,225

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B, zero %,
10/1/40	Baa1	10,000,000	1,299,700

			4,390,075

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Florida (6.5%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 6.7s, 5/1/34 Δ	A–	$915,000	$926,072

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,770,760

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. B, 7.04s, 11/1/14 Δ	B–/P	20,000	19,555
Ser. A, 6 1/8s, 5/1/34 Δ	B–/P	435,000	409,257

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA
Coll., FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	890,000	931,376

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	3,815,198

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36 Δ	B/P	370,000	279,102

Heritage Harbour, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34 Δ	BB+/P	450,000	432,392

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds (9/1/13) (Tampa
Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa1	400,000	424,624

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (Proton Therapy Inst.), Class A,
6s, 9/1/17	B/P	450,000	453,245

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	BBB–	2,450,000	2,009,711

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	722,568

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	1,100,000	854,535
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB	1,075,000	831,502
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB	1,500,000	1,329,420

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	500,000	487,585
6.7s, 11/15/19	Ba1	1,335,000	1,350,379

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	1,778,020

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37 Δ	B+/P	945,000	551,247

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 1 7/8s, 5/1/36	D/P	1,670,000	868,400

Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds,
5.65s, 5/1/22	CCC/P	1,240,000	384,400

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	1,000,000	959,710

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38 (In default) †	D/P	655,000	209,600

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39 Δ	B–/P	1,790,000	1,149,914
6.55s, 5/1/27	B–/P	700,000	481,131
5.4s, 5/1/37 Δ	BB–/P	1,385,000	1,025,662

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Florida cont.
Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33 Δ	BB/P	$445,000	$407,371

Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds
(Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37 Δ	B–/P	980,000	577,818
Ser. B, 5s, 11/1/13 Δ	B–/P	595,000	460,667

Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds
(Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB–/P	500,000	461,505

			26,362,726
Georgia (2.5%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	2,500,000	2,588,125

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	CCC+	2,000,000	2,205,160

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AAA	1,690,000	1,984,229

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	600,000	508,746

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	701,575

Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life U., Inc.),
Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,315,0009	1,244,173

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	575,000	470,776

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6 1/8s, 1/1/34	B+/P	600,000	525,972

			10,228,756
Hawaii (0.8%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,315,000	1,283,953

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	445,016
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	1,500,000	1,509,255

			3,238,224
Illinois (3.1%)
Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB–/P	350,000	279,829
5.4s, 3/1/16	BB–/P	165,000	160,890

IL Fin. Auth. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,490,563
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,102,767
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	579,558
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	170,220
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	BB–	1,000,000	1,009,070
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,643,520
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,469,850
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	2,000,000	2,002,180
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	925,000

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	$130,697	$101,801
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	550,000	490,127
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33
(In default) †	D/P	500,000	110,000

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6s, 6/1/28	A–	1,050,000	1,013,030

			12,548,405
Indiana (2.5%)
IN State Fin. Auth. VRDN
Ser. A-3, 0.26s, 2/1/37	VMIG1	1,200,000	1,200,000
Ser. A-1, 0 1/4s, 2/1/39	Aa2	1,500,000	1,500,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,783,044

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,125,000	1,218,206
NATL, 5.6s, 11/1/16	Baa1	700,000	757,953
Ser. A, NATL, 5.6s, 11/1/16	Baa1	500,000	541,395

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
Radian Insd., 5 1/2s, 11/1/32	A–	500,000	448,375

St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy
Cross Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	456,447

			9,905,420
Iowa (3.0%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded 7/1/11)	AAA	4,180,000	4,359,531
Ser. A, 5 1/4s, 7/1/17	BB+	1,040,000	996,632
Ser. A, 5s, 7/1/19	BB+	2,750,000	2,456,382
Ser. A, 5 1/2s, 7/1/25	BB+	950,000	788,063

IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	750,000	683,730
6s, 11/15/24	BB/P	200,000	195,830

IA State Higher Ed. Loan Auth. Rev. Bonds, 5s,
10/1/22	BB/F	800,000	689,224

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB–/P	1,250,000	1,070,212

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	881,488

			12,121,092
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/8s, 5/15/29	BB/P	500,000	449,820

			449,820
Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtge.), Ser. IA, 8s, 1/1/29	B+/P	273,000	273,268

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 1/2s, 10/1/20	A–/F	1,040,000	1,052,470

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Kentucky cont.
Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	$500,000	$503,964

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	700,000	717,780

			2,547,482
Louisiana (0.8%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	750,000	589,973

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A–	2,700,000	2,451,383

			3,041,356
Maine (0.6%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	2,500,000	2,367,150

			2,367,150
Maryland (1.6%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	1,671,160

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	550,000	631,769

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	450,000	404,334
(King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	549,987

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,034,230

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	400,000	363,272

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	488,220
5 7/8s, 5/1/21	BB/P	1,600,000	1,423,567

			6,566,539
Massachusetts (8.5%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,357,983

MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds,
Ser. B1, 7 1/4s, 6/1/16	BB–/P	2,000,000	1,993,980

MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5 1/2s, 1/1/23	AA	960,000	984,509

MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research), 5 3/4s, 2/1/29	Ba1	1,000,000	861,270
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB+/P	550,000	491,904
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/42	BB/P	1,200,000	733,260
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	390,000	261,534
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	755,000	461,584
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	741,591
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,593,138

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	948,791

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton), Ser. 1, 5 3/4s, 12/1/42	A–	1,050,000	1,132,173

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A+	$1,000,000	$1,001,800
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,419,885
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	1,975,000	2,205,285
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	1,500,000	1,285,050
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	199,038
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,380,272
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,020,590
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Escrowed
to maturity)	BB/P	1,185,000	1,336,727
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	B+/P	1,700,000	1,481,805
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,051,864
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	3,450,000	3,456,590
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	2,225,000	2,225,644

MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institute & Newton Home),
7.9s, 1/1/24	B–/P	750,000	696,255
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB	1,865,000	1,870,968

			34,193,490
Michigan (4.1%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15	BB	950,000	862,857

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA+	1,660,000	1,716,572

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
6s, 7/1/20	Ba1	1,120,000	1,085,437

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	450,000	435,159

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,019,520
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	1,600,000	1,500,112
(Henry Ford Hlth.), Ser. A, 5 1/4s, 11/15/46	A1	2,565,000	2,166,091
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AAA	755,000	861,153

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,571,386

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	BB	4,000,000	2,723,400

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,407,850

			16,349,537
Minnesota (2.2%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,039,360

Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28	B+/P	115,000	94,482

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	617,183

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	$315,000	$280,473

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	750,000	716,228

Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted
Med. Ctr.), 5 7/8s, 7/1/30	BBB–/F	1,000,000	940,310

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home)
7 1/2s, 1/1/39	B+/P	500,000	500,700
6s, 1/1/34	B+/P	400,000	338,864

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast)
6s, 11/15/35	Ba1	1,350,000	1,174,365
Ser. B, 5.85s, 11/1/17	Ba1	250,000	250,013

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB+/P	1,125,000	885,544

			8,837,522
Mississippi (1.0%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	1,630,000	1,605,436

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	590,000	619,235

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,678,544

			3,903,215
Missouri (4.1%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	1,000,000	1,045,180

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	2,000,000	1,785,840

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds,
Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AA+	10,000,000	10,342,100

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The)), Ser. A, 0.29s, 9/1/30	VMIG1	1,600,000	1,600,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	90,000	94,018
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	165,000	170,481
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	250,000	264,058

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis Intl.),
Ser. A-1, 6 5/8s, 7/1/34	A–	1,000,000	1,018,460

			16,320,137
Montana (0.7%)
Forsyth, Poll. Control VRDN (Pacific Corp.),
0.24s, 1/1/18	P–1	500,000	500,000

MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	444,710

MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.27s, 12/1/25	VMIG1	1,945,000	1,945,000

			2,889,710

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	$1,500,000	$1,476,045

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 1/2s, 1/1/30	A–/F	1,000,000	977,120

			2,453,165
Nevada (2.5%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/16	BB–/P	990,000	867,804
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	930,000	933,776
(Summerlin No. 151), 5s, 8/1/20	BB–/P	420,000	324,425

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Baa2	5,000,000	4,841,950

Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB/P	240,000	247,459

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	370,000	336,415
(No. T-18), 5s, 9/1/16	B/P	1,920,000	1,364,870

Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB/P	1,165,000	1,088,832

			10,005,531
New Hampshire (1.0%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	600,000	583,134
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,911,956

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,678,954

			4,174,044
New Jersey (6.9%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,000,000	824,490

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded 11/15/11)	AAA/F	1,250,000	1,308,500
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	4,000,000	3,724,040
(Cigarette Tax), 5 3/4s, 6/15/29	BBB	1,000,000	904,110
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	351,284
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	500,000	405,940
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	1,891,300
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	2,400,000	2,405,496
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	902,590

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	687,243

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (6/1/14) (Disp. Waste Mgt.), 5.3s, 6/1/15	BBB	1,750,000	1,888,740

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	2,600,000	2,525,120
Ser. D, 4 7/8s, 11/1/29	A2	700,000	667,583

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	$695,000	$708,511
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	1,988,850
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,190,398
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,665,000	2,281,613
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	1,950,705

			27,606,513
New Mexico (1.5%)
Farmington, Poll. Control Rev. Bonds
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa2	2,000,000	1,878,920
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	500,000	466,540
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	4,500,000	3,734,100

			6,079,560
New York (7.4%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	574,698

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	681,750
Ser. A, 6s, 5/1/39	B+/P	500,000	427,640

Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,960,000	1,927,072

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,669,966

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (11/15/12) (Solid Waste Disp.), Ser. A,
5.45s, 11/15/26	Baa2	500,000	508,790

NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	BB/P	200,000	202,232
Ser. A, 6 1/4s, 3/1/15	BB/P	2,775,000	2,803,583

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Baa3	760,000	754,384

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	1,300,000	1,103,401
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16	B–	5,975,000	6,118,998
(British Airways PLC), 5 1/4s, 12/1/32	BB–	3,425,000	2,525,595
(Jetblue Airways Corp.), 5s, 5/15/20	B–	325,000	278,307

NY State Dorm. Auth. Rev. Bonds (Winthrop-U.
Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	876,879

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	725,000	669,567

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	3,800,000	3,807,334

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s,
10/1/19	BB+/P	$200,000	$189,560
(Kennedy Intl. Arpt. — 4th Installment), 6 3/4s,
10/1/11	BB+/P	200,000	200,650
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	964,340

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	670,000	669,082

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Southampton Hosp. Assn.), Ser. A, 7 1/4s,
1/1/30	B–/P	1,250,000	1,205,363

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	742,216

			29,901,407
North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	750,000	857,715

NC Hsg. Fin. Agcy. FRB (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	600,000	615,414

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,787,320
(First Mtge. — Presbyterian Homes), 5 3/8s,
10/1/22	BB/P	1,110,000	1,065,600

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	423,340
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,400,816
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	610,008
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	938,330

			7,698,543
Ohio (6.9%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds,
5 1/4s, 2/15/33 T	AA+	10,000,000	10,079,028

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	Baa3	3,340,000	2,415,354
5 3/4s, 6/1/34	Baa3	3,500,000	2,414,265
5 1/8s, 6/1/24	Baa3	990,000	755,073

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), 5 5/8s, 8/15/32	A–	2,825,000	2,500,408

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB	2,750,000	2,585,495

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	460,082

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,436,012

Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	Ba2	1,000,000	1,028,300

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,331,837

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	$2,000,000	$2,068,900

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	551,315

			27,626,069
Oklahoma (1.3%)
OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds
(Homeownership Loan),
Ser. B, 5.35s, 3/1/35	Aaa	1,805,000	1,884,601
Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	1,625,000	1,718,291

Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,252,038
6 7/8s, 11/1/23	BB–/P	500,000	503,885

			5,358,815
Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	3,100,000	3,106,169

Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	700,000	702,947

			3,809,116
Pennsylvania (6.6%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev.
Bonds (Robert Morris U.), Ser. A, 5 1/2s,
10/15/30	Baa3	1,000,000	947,410

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB–	2,905,000	2,191,881

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 6 3/4s, 11/1/24	Ba2	2,000,000	2,143,980

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,090,922
5.3s, 1/1/14	BB/P	690,000	695,727
5.2s, 1/1/13	BB/P	1,000,000	1,010,840
5.1s, 1/1/12	BB/P	400,000	402,524

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	550,000	548,323
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	511,792

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	335,000	335,241

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	601,238

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	1,800,000	1,547,226

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s,
7/1/39	BBB+	3,000,000	2,671,920

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care), 6 1/4s,
2/1/35	B–/P	1,100,000	881,870

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/32	A3	$1,500,000	$1,533,225

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	2,000,000	2,100,060
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36
(Prerefunded 6/1/11)	B1	650,000	672,276

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,629,392

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	965,190
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	956,190

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, 5s, 8/1/30	BBB+	1,000,000	946,690

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/11
(In default) †	D/P	2,707,789	271

Philadelphia, Hosp. & Higher Ed. Fac. Auth. VRDN
(Children’s Hosp. of Philadelphia), Ser. C,
0 1/4s, 7/1/32	VMIG1	250,000	250,000

Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded 9/1/11)	AAA/P	750,000	766,553

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	473,385

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	561,081

			26,435,207
Puerto Rico (2.8%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	A3	2,000,000	2,044,520
Ser. A, FGIC, 5 1/2s, 7/1/21	A3	1,000,000	1,033,740
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	A3	1,000,000	1,034,820

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	1,200,000	1,126,355
6s, 7/1/38	Baa1	1,000,000	956,120

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	A3	1,000,000	1,002,850
Ser. L, AMBAC, 5 1/4s, 7/1/38	A3	1,845,000	1,626,958

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,000,920

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A1	5,000,000	1,501,700

			11,327,983
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	1,490,000	1,424,634

			1,424,634
South Carolina (1.5%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	1,135,000	984,215

Orangeburg Cnty., Solid Waste Disp. Fac. Rev.
Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	A	2,500,000	2,505,924

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

South Carolina cont.
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded 8/15/12)	AAA	$1,250,000	$1,348,300

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	890,000	990,917
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	110,000	122,473

			5,951,829
South Dakota (0.5%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	1,950,640

			1,950,640
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,450,000	1,323,646

Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	1,000,000	869,280

			2,192,926
Texas (12.2%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
6s, 11/15/29	B+/P	1,450,000	1,120,241
5 7/8s, 11/15/18	B+/P	915,000	835,505
Ser. A, 5 7/8s, 11/15/18	B+/P	18,000	16,436
Ser. A, 7s, 11/15/33	B+/P	600,000	504,054

Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 5 1/4s, 12/1/29	CCC+	850,000	560,295

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Ca	1,000,000	410,000
5s, 3/1/41	Ca	1,500,000	474,090

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB–	2,200,000	2,165,240

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
Bonds (American Airlines, Inc.)
6 3/8s, 5/1/35	CCC+	1,000,000	743,610
5 1/2s, 11/1/30	CCC+	500,000	343,975

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	450,905

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	6,185,000	5,329,924
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	4,790,000	4,653,005
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	498,410
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B3	1,600,000	1,592,848

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,100,000	1,103,718

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	BBB	3,500,000	3,065,055

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	$1,000,000	$1,015,630
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,250,000	1,113,575

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	BBB	900,000	918,315

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,069,390
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,689,747

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	3,000,000	2,328,060

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	1,950,000	1,976,618

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	4,000,000	3,901,440
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	900,000	776,844
(Air Force Village), 5 1/8s, 5/15/27	BBB/F	4,000,000	3,453,640

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/29	Baa3	1,640,000	1,372,352

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A2	2,000,000	1,896,820

TX Private Activity Surface Trans. Corp. Rev.
Bonds
(NTE Mobility), 7 1/2s, 12/31/31	BBB–/F	2,000,000	2,137,420
(LBJ Infrastructure), 7s, 6/30/40	Baa3	1,000,000	1,024,970

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24	AAA	550,000	583,341

			49,125,473
Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7.45s, 7/1/17	B+/P	600,000	600,456

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	BBB+	1,500,000	1,501,110

			2,101,566
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.),
Ser. 23, AGM, 5s, 5/1/34 Δ	AA+	310,000	314,325

			314,325
Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	560,388

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	291,838
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded 6/1/12)	BB+/P	105,000	111,746
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	601,128
(Westminster-Canterbury), 5s, 10/1/22	BBB–	1,000,000	976,180

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	1,500,000	1,377,000

MUNICIPAL BONDS AND NOTES (128.5%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	$1,250,000	$1,042,113
4 7/8s, 7/1/21	BB/P	1,000,000	923,870

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	1,849,889

			7,734,152
Washington (1.9%)
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No. 001),
5 3/4s, 12/1/35	Baa2	2,500,000	2,226,525

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,385,000	2,341,067
6 1/2s, 6/1/26	BBB	465,000	468,543

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	365,024

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,006,030
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	1,500,000	1,242,585

			7,649,774
West Virginia (1.0%)
Mason Cnty., Poll. Control (Appalachian Pwr. Co.
Project), Ser. L, 5 1/2s, 10/1/11	Baa2	725,000	725,673

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BB	3,075,000	2,736,781

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	678,185

			4,140,639
Wisconsin (3.9%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	3,000,000	3,209,130
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	5,500,000	5,846,610

U. of WI Hosp. & Clinic Auth. VRDN, Ser. B,
0.26s, 4/1/34	VMIG1	4,000,000	4,000,000

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,150,000	1,133,428
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,305,750

			15,494,918

Total municipal bonds and notes (cost $534,172,701)			$517,388,119

PREFERRED STOCKS (1.3%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A-3, $4.95		2,000,000	$1,643,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 7.50% cum. pfd.		3,659,046	3,407,450

Total preferred stocks (cost $5,659,046)			$5,050,450

COMMON STOCKS (—%)*			Shares	Value

Tembec, Inc. (Canada) †			1,750	$9,971

Total common stocks (cost $1,273,945)				$9,971

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	CAD0.00001	3,889	$1,480

Total warrants (cost $154,422)				$1,480

TOTAL INVESTMENTS

Total investments (cost $541,260,114)				$522,450,020

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $402,658,962.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes.

† Non-income-producing security.

Δ Forward commitments, in part or in entirety (Note 1).

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securi ties Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	51.3%
Utilities	18.2
Transportation	13.7

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$9,971	$—	$—

Total common stocks	9,971	—	—

Municipal bonds and notes	—	517,388,119	—

Preferred stocks	—	5,050,450	—

Warrants	1,480	—	—

Totals by level	$11,451	$522,438,569	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $541,260,114)	$522,450,020

Cash	251,501

Interest and other receivables	10,236,562

Receivable for investments sold	6,662,938

Receivable for sales of delayed delivery securities (Notes 1)	1,324,271

Total assets	540,925,292

LIABILITIES

Preferred share remarketing agent fees	38,594

Distributions payable to shareholders	2,526,603

Distributions payable to preferred shareholders (Note 1)	3,810

Payable for investments purchased	1,140,255

Payable for compensation of Manager (Note 2)	708,383

Payable for investor servicing fees (Note 2)	16,700

Payable for custodian fees (Note 2)	4,825

Payable for Trustee compensation and expenses (Note 2)	154,447

Payable for administrative services (Note 2)	1,465

Payable for floating rate notes issued (Note 1)	10,000,428

Other accrued expenses	170,820

Total liabilities	14,766,330

Series A remarketed preferred shares: (245 shares
authorized and issued at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share) (Note 4)	99,000,000

Net assets	$402,658,962

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 5)	$508,561,515

Undistributed net investment income (Note 1)	149,640

Accumulated net realized loss on investments (Note 1)	(87,242,099)

Net unrealized depreciation of investments	(18,810,094)

Total — Representing net assets applicable to common shares outstanding	$402,658,962

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($402,658,962 divided by 57,422,791 shares)	$7.01

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/11 (Unaudited)

INTEREST INCOME	$17,102,301

EXPENSES

Compensation of Manager (Note 2)	$1,443,906

Investor servicing fees (Note 2)	101,851

Custodian fees (Note 2)	5,345

Trustee compensation and expenses (Note 2)	22,748

Administrative services (Note 2)	6,540

Legal	217,017

Interest and fee expense (Note 2)	38,512

Preferred share remarketing agent fees	155,235

Other	111,767

Total expenses	2,102,921

Expense reduction (Note 2)	(514)

Net expenses	2,102,407

Net investment income	14,999,894

Net realized loss on investments (Notes 1 and 3)	(4,284,535)

Net unrealized depreciation of investments during the period	(30,524,986)

Net loss on investments	(34,809,521)

Net decrease in net assets resulting from operations	$(19,809,627)

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income	(346)
From tax exempt net investment income	(144,221)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(19,954,194)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/11*	Year ended 10/31/10

Operations:
Net investment income	$14,999,894	$29,929,555

Net realized loss on investments	(4,284,535)	(3,385,022)

Net unrealized appreciation (depreciation) of investments	(30,524,986)	29,416,794

Net increase (decrease) in net assets resulting from operations	(19,809,627)	55,961,327

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(346)	(424)

From tax exempt net investment income	(144,221)	(308,928)

Net increase (decrease) in net assets resulting from operations
(applicable to common shareholders)	(19,954,194)	55,651,975

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income
Taxable net investment income	(30,748)	(13,090)

From tax exempt net investment income	(15,119,788)	(29,596,065)

Increase from issuance of common shares in connection with
reinvestment of distributions	369,623	618,532

Total increase (decrease) in net assets	(34,735,107)	26,661,352

NET ASSETS

Beginning of period	437,394,069	410,732,717

End of period (including undistributed net investment
income of $149,640 and $444,849, respectively)	$402,658,962	$437,394,069

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,371,319	57,288,363

Shares issued in connection with dividend reinvestment plan	51,472	82,956

Common shares outstanding at end of period	57,422,791	57,371,319

Remarketed preferred shares outstanding at beginning and end of period 2,225		2,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	4/30/11	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06

Net asset value, beginning of period
(common shares)	$7.62	$7.17	$6.23	$8.04	$8.37	$8.20

Investment operations:

Net investment income [a]	.26	.52	.50	.56	.55	.53

Net realized and unrealized
gain (loss) on investments	(.61)	.46	.92	(1.84)	(.34)	.13

Total from investment operations	(.35)	.98	1.42	(1.28)	.21	.66

Distributions to preferred shareholders:

From net investment income	— [e]	(.01)	(.02)	(.12)	(.15)	(.13)

Total from investment operations
(applicable to common shareholders)	(.35)	.97	1.40	(1.40)	.06	.53

Distributions to common shareholders:

From net investment income	(.26)	(.52)	(.46)	(.42)	(.41)	(.41)

Total distributions	(.26)	(.52)	(.46)	(.42)	(.41)	(.41)

Increase from shares repurchased		—	—	.01	.02	.05

Net asset value, end of period
(common shares)	$7.01	$7.62	$7.17	$6.23	$8.04	$8.37

Market price, end of period
(common shares)	$6.88	$7.73	$6.59	$5.70	$7.18	$7.58

Total return at market price (%)
(common shares) [b]	(7.57) *	25.94	24.96	(15.69)	(.14)	12.07

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$402,659	$437,394	$410,733	$356,857	$322,047	$373,773

Ratio of expenses to average
net assets (excluding interest
expense) (%) [c,d]	.51 *	.92	.98	1.24	1.21	1.14

Ratio of expenses to average
net assets ( including interest
expense) (%) [c,d]	.52 *[f]	.94 [f]	1.03 [f]	1.28 [f]	1.21	1.14

Ratio of net investment income
to average net assets (%) [c]	3.66 *	7.03	7.66	5.87	4.79	4.83

Portfolio turnover (%)	5 *	17	25	41	15	23

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.02%, 0.05% and 0.04% of the average net assets for the periods ended April 30, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through April 30, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the

Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $20,421,128 were held by the TOB trust and served as collateral for $10,000,428 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $16,445 for these investments based on an average interest rate of 0.35%.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010 the fund had a capital loss carryover of $82,396,230 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$38,152,374	October 31, 2011

12,656,387	October 31, 2012

574,057	October 31, 2013

3,275,525	October 31, 2014

954,441	October 31, 2015

11,265,981	October 31, 2016

12,490,924	October 31, 2017

2,996,741	October 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $541,286,877, resulting in gross unrealized appreciation and depreciation of $12,226,048 and $31,062,905, respectively, or net unrealized depreciation of $18,836,857.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares Series A on April 30, 2011 was 0.187%. Each dividend period for the remarketed preferred shares Series C is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares Series C on April 30, 2011 was 0.143%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund including assets attributable to preferred shares. The fee is based on the following annual rates:

The lesser of (i) 0.55% of average weekly net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average net assets,
0.55%	of the next $500 million of average net assets,
0.50%	of the next $500 million of average net assets,
0.45%	of the next $5 billion of average net assets,
0.425%	of the next $5 billion of average net assets,
0.405%	of the next $5 billion of average net assets,
0.39%	of the next $5 billion of average net assets,
0.38%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $514 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $223, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,990,999 and $40,485,363, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series A (245) and C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A remarketed preferred share, and at $50,000 per Series C remarketed preferred share plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2011, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund has not repurchased any common shares.

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$1,480		$—

Total		$1,480		$—

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(235)	$(235)

Total	$(235)	$(235)

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	Chief Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	BSA Compliance Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	President	Chief Legal Officer
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	James P. Pappas
One Post Office Square	Executive Vice President,	Vice President
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Judith Cohen
Custodian	Compliance Liaison	Vice President, Clerk and
State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Michael Higgins
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Assistant	Nancy E. Florek
John A. Hill, Chairman	Treasurer and Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Ravi Akhoury	Beth S. Mazor
Barbara M. Baumann	Vice President	Susan G. Malloy
Charles B. Curtis		Vice President and
Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA700
267769 6/11

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs

November 1 -
November 30,
2010	-	-	-	5,735,496
December 1 -
December 31,
2010	-	-	-	5,735,496

January 1 -
January 31,
2011	-	-	-	5,735,496
February 1 -
February 28,
2011	-	-	-	5,735,496
March 1 -
March 31, 2011	-	-	-	5,735,496
April 1 - April
30, 2011	-	-	-	5,735,496

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 5,728,836 shares of the fund.

The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 5,726,836 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 5,735,496 shares of the fund.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011